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                                                                   Exhibit 10.16

                                AMENDMENT NO. 1

                                       TO

                            TAX ALLOCATION AGREEMENT

                                    BETWEEN

                     PENNSYLVANIA MANUFACTURERS CORPORATION
                       (HEREINAFTER REFERRED TO AS "PMC")

                                      AND

                        THE VARIOUS SUBSIDIARIES OF PMC


     Whereas, PMC is the Common Parent, as discussed in Section 1504 of the Internal Revenue Code of 1986 (Code), of the corporations party to this Agreement;

     Whereas, the following companies are subsidiaries (hereafter referred to collectively as "Subsidiaries") of PMC:

Pennsylvania Manufacturers' Association            Ajon, Inc.
 Insurance Company                                 Rosemarie, Inc.
PMA Reinsurance Corporation                        Cris-Jen, Inc.
Manufacturers Alliance Insurance Company           Aud-Evad, Inc.
Pennsylvania Manufacturers Indemnity Company       Walprop, Inc.
Mid-Atlantic States Casualty Company               DP Corp.
Lee-Ward, Inc.                                     REM Corp.
Sarfred, Inc.                                      Gulph Industries, Inc.
Syl-Bar, Inc.                                      Dauphin Equities, Inc.
PMA Services, Inc.                                 Pennsylvania Manufacturers
Wisteve, Inc.                                        Association Finance Co.
Marpan, Inc.                                       925 Chestnut, Inc.
Lorjo Corp.                                        Mid-Atlantic States
Presque, Inc.                                        Investment Company
PMA Management Corporation


     Whereas, PMC and the Subsidiaries entered into a Tax Allocation Agreement (the "Agreement") effective September 24, 1996 to cover all tax allocations beginning January 1, 1996 and after and until this Agreement is canceled or otherwise terminated;

     Whereas, Caliber One Management Company Inc. ("Management") has become a subsidiary of PMC and PMC's Consolidated Group and wishes to become a party to this Agreement effective July 8, 1997;
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     Whereas, Caliber One Indemnity Company ("Indemnity") (formerly, "Lincoln
Insurance Company) has become a subsidiary of PMC and PMC' s Consolidated Group and wishes to become a party to this Agreement effective December 16, 1997; and

     Whereas, the Board of Directors of Management and Indemnity have adopted a resolution accepting the provisions of this Agreement.

     Now, therefore, in consideration of the premises and the mutual covenants hereinafter contained, the Agreement is amended as follows:

1.   Management is added as a party to the Agreement effective July 8, 1997.
     The term "Subsidiary"/"Subsidiaries" as used in the Agreement shall include Management.

2. Indemnity is added as a party to the Agreement effective December 16, 1997. The term "Subsidiary"/"Subsidiaries" as used in the Agreement shall include Indemnity.

3. The second "Whereas" clause of the Agreement is restated to read as follows:

               Whereas, the following companies are subsidiaries (hereafter referred to collectively as "Subsidiaries") of PMC:

Pennsylvania Manufacturers' Association            Rosemarie, Inc.
 Insurance Company                                 Cris-Jen, Inc.
PMA Reinsurance Corporation                        Aud-Evad, Inc.
Manufacturers Alliance Insurance Company           Walprop, Inc.
Pennsylvania Manufacturers Indemnity Company       DP Corp.
Mid-Atlantic States Casualty Company               REM Corp.
Lee-Ward, Inc.                                     Gulph Industries, Inc.
Sarfred, Inc.                                      Dauphin Equities, Inc.
Syl-Bar, Inc.                                      Pennsylvania Manufacturers
PMA Services, Inc.                                   Association Finance Co.
Wisteve, Inc.                                      925 Chestnut, Inc.
Marpan, Inc.                                       Mid-Atlantic States
Lorjo Corp.                                          Investment Company
Presque, Inc.                                      Caliber One Management
PMA Management Corporation                           Company, Inc.
Ajon, Inc.                                         Caliber One Indemnity
                                                     Company


4. This Amendment shall not amend or otherwise modify any of the terms or provisions of the Agreement except as stated herein.
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     In witness whereof, Management and Indemnity have caused this Amendment No.
1 to the Agreement to be duly executed and attested as of the 7th day of January, 1998.

 Attest:                                    Caliber One Management
                                             Company, Inc.



By:/s/ Edward S. Hochberg                   By:/s/ Francis W. McDonnell
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 Attest:                                    Caliber One Indemnity
                                             Company



By:/s/ Edward S. Hochberg                   By:/s/ Francis W. McDonnell
   -----------------------                     -------------------------